                                                                 EXHIBIT 10.16

                              TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Termination Agreement") is made and entered into as of October 31,1997, among United Stationers Inc. (successor-in-interest to Associated Holdings, Inc.), a Delaware corporation (the "Company"), United Stationers Supply Co. (successor-in-interest to Associated Stationers, Inc.), an Illinois corporation ("USSC"), and Wingate Partners, L.P., a Delaware limited partnership ("Wingate").

     WHEREAS, the Company, USSC and Wingate are parties to that certain Investment Banking Fee and Management Agreement, dated as of January 31, 1992, as amended by Amendment No.1 to Investment Banking Fee and Management Agreement, dated as of March 30, 1995 (the "Management Agreement");

     WHEREAS, the Company, USSC and Wingate desire hereby to terminate the Management Agreement in accordance with the terms of this Termination Agreement; and

     WHEREAS, concurrently herewith, the Company and USSC are entering into termination agreements with each of Good Capital Co. Inc. and Cumberland Capital Corporation with respect to the Investment Banking Fee and Management Agreements among each of them upon substantially the same terms and conditions as set forth in this Termination Agreement;

     NOW, THEREFORE in consideration of the mutual covenants herein contained and other good and valuable consideration, the Company, USSC and Wingate hereby agree as follows:

     1.   TERMINATION.   Upon the receipt by Wingate (or its designees) of
the Termination Fee (as hereinafter defined), the parties hereto agree that the Management Agreement shall be terminated and shall be of no further force and effect except as specifically set forth in this Termination Agreement; PROVIDED, that Wingate shall be entitled to all regular accrued and unpaid fees and expenses to which Wingate is entitled under the Management Agreement through the date of this Termination Agreement, which amount shall be calculated solely on the base Monitoring Fee set forth in the Management Agreement and shall not include any management fee annual bonus or portion thereof for the fiscal year ended December 31, 1997; and PROVIDED, FURTHER, that notwithstanding the termination of The Management Agreement, the terms and provisions of EXHIBIT A to the Management Agreement shall remain in full force and effect and shall be jointly and severally binding upon the Company, USSC and their respective successors and assigns.

     2.   PAYMENT OF TERMINATION FEE.   As consideration of Wingate's
willingness to enter into this Termination Agreement, the Company hereby irrevocably agrees to pay to the following designees of Wingate: (i) to Wingate Management Corporation, a cash payment of $1,129,446.12, and (ii) to Wingate Partners II, L.P., a cash payment of $1,294,042.03 (the aggregate cash payments set forth in clauses (i) and (ii) of this Section 2 being referred to herein collectively as the "Termination Fee").

     3.   GOVERNING LAW.   This Termination Agreement shall be construed,
interpreted, and enforced in accordance with the laws of the State of Illinois, excluding any choice-of-law provisions thereof.

     4.   ASSIGNMENT.   This Termination Agreement and all provisions
contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.   COUNTERPARTS.   This Termination Agreement may be executed in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     6.   OTHER UNDERSTANDINGS.   All discussions, understandings, and
agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Termination Agreement, which alone fully and completely expresses the agreement of the parties hereto.

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                                       2

              IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed as of the day and year first above written.

                                        UNITED STATIONERS INC.


                                        By:
                                        Name:
                                        Title:

                                        UNITED STATIONERS SUPPLY CO.


                                        By:
                                        Name:
                                        Title:


                                        WINGATE PARTNERS, L.P.

                                        By:  WINGATE MANAGEMENT COMPANY, L.P.,
                                             its General Partner


                                             By:
                                                  Frederick B. Hegi, Jr.
                                                  General Partner

ACCEPTED AND AGREED:

WINGATE PARTNERS II,  L P.

By:  WINGATE MANAGEMENT COMPANY II, L.P.,
     its general partner

By:  WINGATE MANAGEMENT LIMITED, L L.C.,
     its general partner


     By:
          Frederick B. Hegi, Jr.
          Principal

                              TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Termination Agreement") is made and entered into as of October 31,1997, among United Stationers Inc. (successor-in-interest to Associated Holdings, Inc.), a Delaware corporation (the "Company"), United Stationers Supply Co. (successor-in-interest to Associated Stationers, Inc.), an Illinois corporation ("USSC"), and Cumberland Capital Corporation, a Delaware corporation ("Cumberland").

     WHEREAS, the Company, USSC and Cumberland are parties to that certain Investment Banking Fee and Management Agreement, dated as of January 31, 1992, as amended by Amendment No.1 to Investment Banking Fee and Management Agreement, dated as of March 30, 1995 (the "Management Agreement");

     WHEREAS, the Company, USSC and Cumberland desire hereby to terminate the Management Agreement in accordance with the terms of this Termination Agreement; and

     WHEREAS, concurrently herewith, the Company and USSC are entering into termination agreements with each of Good Capital Co., Inc. and Wingate Partners, L.P. with respect to the Investment Banking Fee and Management Agreements among each of them upon substantially the same terms and conditions as set forth in this Termination Agreement;

     NOW, THEREFORE in consideration of the mutual covenants herein contained and other Cumberland and valuable consideration, the Company, USSC and Cumberland hereby agree as follows:

     1.   TERMINATION.   Upon the receipt by Cumberland of the Termination
Fee (as hereinafter defined), the parties hereto agree that the Management Agreement shall be terminated and shall be of no further force and effect except as specifically set forth in this Termination Agreement; PROVIDED, that Cumberland shall be entitled to all regular accrued and unpaid fees and expenses to which Cumberland is entitled under the Management Agreement through the date of this Termination Agreement, which amount shall be calculated solely on the base Monitoring Fee set forth in the Management Agreement and shall not include any management fee annual bonus or portion thereof for the fiscal year ended December 31, 1997; and PROVIDED, FURTHER, that notwithstanding the termination of The Management Agreement, the terms and provisions of EXHIBIT A to the Management Agreement shall remain in full force and effect and shall be jointly and severally binding upon the Company, USSC and their respective successors and assigns.

     2.   PAYMENT OF TERMINATION FEE.   As consideration of Cumberland's
willingness to enter into this Termination Agreement, the Company hereby irrevocably agrees to pay to Cumberland a cash payment of $417,808.14 (the "Termination Fee").

     3.   GOVERNING LAW.   This Termination Agreement shall be construed,
interpreted, and enforced in accordance with the laws of the State of Illinois, excluding any choice-of-law provisions thereof.

     4.   ASSIGNMENT.   This Termination Agreement and all provisions
contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.   COUNTERPARTS.   This Termination Agreement may be executed in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     6.   OTHER UNDERSTANDINGS.   All discussions, understandings, and
agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Termination Agreement, which alone fully and completely expresses the agreement of the parties hereto.

           [The remainder of this page is intentionally left blank]

              IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed as of the day and year first above written.

                                                  UNITED STATIONERS INC.


                                                  By:
                                                  Name:
                                                  Title:

                                                  UNITED STATIONERS SUPPLY CO.


                                                  By:
                                                  Name:
                                                  Title:


                                                  CUMBERLAND CAPITAL CORPORATION


                                                  By:
                                                       Gary G. Miller
                                                       President

                             TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Termination Agreement") is made and entered into as of October 31, 1997, among United Stationers Inc. (successor-in-interest to Associated Holdings, Inc.), a Delaware corporation (the "Company"), United Stationers Supply Co. (successor-in-interest to Associated Stationers, Inc.), an Illinois corporation ("USSC"), and Good Capital Co., Inc., a Delaware corporation ("Good").

     WHEREAS, the Company, USSC and Good are parties to that certain Investment Banking Fee and Management Agreement, dated as of January 31, 1992, as amended by Amendment No.1 to Investment Banking Fee and Management Agreement, dated as of March 30, 1995 (the "Management Agreement");

     WHEREAS, the Company, USSC and Good desire hereby to terminate the Management Agreement in accordance with the terms of this Termination Agreement; and

     WHEREAS, concurrently herewith, the Company and USSC are entering into termination agreements with each of Wingate Partners, L.P. and Cumberland Capital Corporation with respect to the Investment Banking Fee and Management Agreements among each of them upon substantially the same terms and conditions as set forth in this Termination Agreement;

     NOW, THEREFORE in consideration of the mutual covenants herein contained and other good and valuable consideration, the Company, USSC and Good hereby agree as follows:

     1.   TERMINATION.   As of the date hereof, the parties hereto agree
that the Management Agreement shall be terminated and shall be of no further force and effect except as specifically set forth in this Termination Agreement; PROVIDED, that Good shall be entitled to all regular accrued and unpaid fees and expenses to which Good is entitled under the Management Agreement through the date of this Termination Agreement, which amount shall be calculated solely on the base Monitoring Fee set forth in the Management Agreement and shall not include any management fee annual bonus or portion thereof for the fiscal year ended December 31, 1997; and PROVIDED, FURTHER, that notwithstanding the termination of The Management Agreement, the terms and provisions of EXHIBIT A to the Management Agreement shall remain in full force and effect and shall be jointly and severally binding upon the Company, USSC and their respective successors and assigns.

     2.   PAYMENT OF TERMINATION FEE.   As consideration of Good's willingness
to enter into this Termination Agreement, the Company hereby irrevocably agrees to pay to Good a cash payment of $417,808.14 (the "Termination Fee"). The Termination Fee shall be paid by the Company on January 2, 1998 (the "Payment Date") PROVIDED, that Good shall not be entitled to a interest on the Termination Fee from the date of this Termination Agreement to the date such Termination Fee is actually received by Good. Following the date of this Termination Agreement, the payment by the Company of all accrued and unpaid fees and expenses under the Management Agreement through the date hereof, and except as otherwise set forth in this Termination Agreement, Good shall have no further right, title or interest in the Management Agreement except the right to receive the Termination Fee on the Payment Date without any interest thereon.

     3.   GOVERNING LAW.   This Termination Agreement shall be construed,
interpreted, and enforced in accordance with the laws of the State of Illinois, excluding any choice-of-law provisions thereof.

     4.   ASSIGNMENT.   This Termination Agreement and all provisions
contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.   COUNTERPARTS.   This Termination Agreement may be executed in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     6.   OTHER UNDERSTANDINGS.   All discussions, understandings, and
agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Termination Agreement, which alone fully and completely expresses the agreement of the parties hereto.

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                                       2

              IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed as of the day and year first above written.

                                                  UNITED STATIONERS INC.


                                                  By:
                                                  Name:
                                                  Title:

                                                  UNITED STATIONERS SUPPLY CO.


                                                  By:
                                                  Name:
                                                  Title:


                                                  GOOD CAPITAL CO., INC.


                                                  By:
                                                       Daniel J. Good
                                                       Chairman